SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 15, 1999



                    THE DOW CHEMICAL COMPANY
     (Exact name of registrant as specified in its charter)


     Delaware             1-3433             38-1285128
  (State or other    (Commission File       (IRS Employer
  jurisdiction of         Number)        Identification No.)
  incorporation)


        2030 Dow Center, Midland,        48674
              Michigan
     (Address of principal executive (Zip Code) offices)


Registrant's telephone number, including area code:(517) 636-1000


                         Not applicable
 (Former name or former address, if changed since last report.)



Item 5.  Other Events

     The Dow Chemical Company issued a press release on November 15, 1999, the text of which is as follows:



 Dow and Union Carbide Receive Requests from FTC for Additional
                       Merger Information;
  Initial Notifications Relating to Merger Provided to European
                           Commission

MIDLAND, MICH. AND DANBURY, CONN. (November 15, 1999) -- The Dow Chemical Company (NYSE: DOW) and Union Carbide Corporation (NYSE:
UK) today announced that each had received on November 12, 1999 a request from the Federal Trade Commission for additional information under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The FTC made these requests in connection with the pre-merger notifications under such Act made by Dow and Union Carbide on October 13, 1999 for the proposed merger between Union Carbide and a subsidiary of Dow.

On October 29, 1999, Dow and Union Carbide provided initial merger notifications to the European Commission and is now in the process of review with the Commission.



                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    THE DOW CHEMICAL COMPANY
                           Registrant



                                        /S/ G. MICHAEL LYNCH
                                        G. Michael Lynch
                                        Vice President and
                                        Controller


                                        Date:  November 15, 1999